UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 13, 2023

STRATA Skin Sciences, Inc.
(Exact Name of Registrant as Specified in Its Charter)

000-51481
(Commission File Number)

Delaware	13-3986004
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

5 WALNUT GROVE DRIVE, SUITE 140
HORSHAM, Pennsylvania 19044
(Address of principal executive offices, including zip code)

(215) 619-3200
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SSKN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.          Regulation FD Disclosure.
On March 13, 2023, STRATA Skin Sciences, Inc. (the “Company”) issued a press release confirming that it had no exposure to Silicon Valley Bank. STRATA does not hold cash deposits or securities with Silicon Valley Bank, and does not otherwise have a business relationship with Silicon Valley Bank. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.          Financial Statements and Exhibits.

(d)          Exhibits.

The following press release is furnished as an exhibit to this Current Report on Form 8-K and shall not be deemed to be “filed”:

Exhibit No.	Exhibit Description
99.1	Press release dated March 13, 2023, issued by Strata Skin Sciences, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA SKIN SCIENCES, INC.

Date: March 13, 2023	By:	/s/ Christopher Lesovitz
Christopher Lesovitz
Chief Financial Officer